--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                          ---------------------------
                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                          ---------------------------

               ITT HARTFORD GROUP, INC.                                        HARTFORD CAPITAL II
------------------------------------------------------    -----------------------------------------------------------
(Exact name of registrant as specified in its charter)    (Exact name of registrant as specified in Trust Agreements)

                     DELAWARE                                                      DELAWARE
------------------------------------------------------    -----------------------------------------------------------
(State of incorporation or organization of registrant)    (State of incorporation or organization of each registrant)

                    13-3317783                                                    06-6431733
   -----------------------------------------------              -----------------------------------------------
      (I.R.S. Employer Identification No.)                           (I.R.S. Employer Identification No.)

                                                                            C/O ITT HARTFORD GROUP
                  HARTFORD PLAZA                                                HARTFORD PLAZA
               HARTFORD, CONNECTICUT                                         HARTFORD, CONNECTICUT
------------------------------------------------------    -----------------------------------------------------------
(Address of principal executive offices of registrant)    (Address of principal executive offices of each registrant)

                      06115                                                          06115
                 ---------------                                                ---------------
                   (Zip Code)                                                     (Zip Code)

       Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class to be registered                     Name of each exchange on which each class is
                                                                               to be registered
------------------------------------------------------    -----------------------------------------------------------
___%  Cumulative Quarterly Income Preferred                                New York Stock Exchange
      Securities, Series B to be issued by
      Hartford Capital II (and the Guarantee by
      ITT Hartford Group, Inc. with respect
      thereto)

       Securities to be registered pursuant to Section 12(g) of the Act:
                                      None

  Item 1.  Description of Registrant's Securities to be Registered.
           --------------------------------------------------------

       The title of the classes of securities to be registered hereunder is "___% Cumulative Quarterly Income Preferred Securities, Series B" (the "Series B Preferred Securities") of Hartford Capital II, guaranteed by ITT Hartford Group, Inc. to the extent set forth in the form of guarantee (the "Guarantee") of ITT Hartford Group, Inc. There is incorporated herein by reference the description of the Preferred Securities set forth under the caption "Description of Preferred Securities" in the Prospectus, dated October 2,
  1996 (the "Prospectus") and the description of the Series B Preferred Securities set forth under the caption "Certain Terms of Series B Preferred Securities" in the Prospectus Supplement, dated October 21, 1996 (the "Prospectus Supplement"); and the description of the Guarantee set forth under the caption "Description of Guarantee" in the Prospectus. The Prospectus and the Prospectus Supplement are filed as Exhibit 1.02 herewith.


  Item 2.  Exhibits.
           --------

       1.01 Registrants' Form S-3 Registration Statement and Post-Effective Amendment No. 1 to Registration Statement No. 33-98014 under the Securities Act of 1933 (File No. 33-98014), as filed with the Securities and Exchange Commission on September 25, 1996 (incorporated herein by reference).

       1.02 Preliminary Prospectus Supplement, dated October 21, 1996, relating to the ___ % Cumulative Quarterly Income Preferred Securities, Series B, and the related Prospectus, dated October 2, 1996, each as filed with the Securities and Exchange Commission on October 22, 1996 (incorporated herein by reference along with the subsequent final Prospectus Supplement).

       4.01 Form of Junior Subordinated Indenture, between ITT Hartford Group, Inc. and Wilmington Trust Company, as Debenture Trustee (incorporated herein by reference to Exhibit 4.05 to the Registrants' Form S-3 Registration Statement and Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 33-98014 under the Securities Act of 1933 (File No. 333-12617), as filed with the Securities and Exchange Commission on September 25, 1996).

       4.02 Trust Agreement of Hartford Capital II, dated as of October 25, 1995, between ITT Hartford Group, Inc., as Depositor, and Wilmington Trust Company, as Trustee (incorporated herein by reference to Exhibit 4.12 of the Registrants' Form S-3 Registration Statement No. 333-00480, as filed with the Securities and Exchange Commission on January 19, 1996).

       4.03 Form of Amended and Restated Trust Agreement, between ITT Hartford Group, Inc., as Depositor, and Wilmington Trust Company, as Property Trustee and Delaware Trustee (incorporated herein by reference to Exhibit 4.12 to the Registrants' Form S-3 Registration Statement and Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 33-98014 under the Securities Act of 1933 (File No. 333-12617), as filed with the Securities and Exchange Commission on September 25, 1996).

       4.04 Form of Guarantee Agreement, between ITT Hartford Group, Inc., as Guarantor, and Wilmington Trust Company, as Guarantee Trustee (incorporated herein by reference to Exhibit 4.14 to the Registrants' Form S-3 Registration Statement and Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 33-98014 under the Securities Act of 1933 (File No. 333-12617), as filed with the Securities and Exchange Commission on September 25, 1996).

       4.05 Form of Certificate of __% Cumulative Quarterly Income Preferred Security (incorporated herein by reference to Exhibit 4.13 to the Registrants' Form S-3 Registration Statement and Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 33-98014 under the Securities Act of 1933 (File No. 33-12617), as filed with the Securities and Exchange Commission on September 25, 1996).

                                   SIGNATURE

       Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                             ITT HARTFORD GROUP, INC.



                                             By:/s/J. Richard Garrett
                                                ----------------------------
                                                Name: J. Richard Garrett
                                                Title: Vice President &
                                                       Treasurer



  Dated:  October 21, 1996

                                   SIGNATURE

       Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                             HARTFORD CAPITAL II
                                             By ITT Hartford Group, Inc.,
                                             as Depositor


                                             By:/s/J. Richard Garrett
                                                ------------------------------
                                                Name: J. Richard Garrett
                                                Title: Vice President and
                                                       Treasurer



  Dated:  October 21, 1996

                                 EXHIBIT INDEX

                                                                                     Sequential
                                                                                        Page
                                                                                       Number
Exhibits
--------
1.01  Registrants' Form S-3 Registration Statement and Post-Effective Amendment
      No. 1 to Registration Statement No. 33-98014 under the Securities Act of
      1933 (File No. 333-12617), as filed with the Securities and Exchange
      Commission on September 25, 1996 (incorporated herein by reference).

1.02 Preliminary Prospectus Supplement, dated October 21, 1996, relating to the ___ % Cumulative Quarterly Income Preferred Securities, Series B, and the related Prospectus, dated October 2, 1996, each as filed with the Securities and Exchange Commission on October 22, 1996
      (incorporated by reference herein along with the subsequent final
      Prospectus Supplement).

4.01  Form of Junior Subordinated Indenture, between ITT Hartford Group, Inc.
      and Wilmington Trust Company, as Debenture Trustee (incorporated herein by reference to Exhibit 4.05 to the Registrants' Form S-3
      Registration Statement and Post-Effective Amendment No. 1 to Form S-3
      Registration Statement No. 33-98014 under the Securities Act of 1933
      (File No. 333-12617), as filed with the Securities and Exchange Commission on September 25, 1996).

4.02 Trust Agreement of Hartford Capital II, dated as of October 25, 1995, between ITT Hartford Group, Inc., as Depositor, and Wilmington Trust
      Company, as Trustee (incorporated herein by reference to Exhibit 4.12 of the Registrants' Form S-3 Registration Statement No. 333-00480, as filed with the Securities and Exchange Commission on January 19, 1996).

4.03  Form of Amended and Restated Trust Agreement, between ITT Hartford Group,
      Inc., as Depositor, and Wilmington Trust Company, as Property Trustee and
      Delaware Trustee (incorporated herein by reference to Exhibit 4.12 to the Registrants' Form S-3 Registration Statement and Post-Effective
      Amendment No. 1 to Form S-3 Registration Statement No. 33-98014 under the
      Securities Act of 1933 (File No. 333-12617), as filed with the Securities and Exchange Commission on September 25, 1996).

4.04 Form of Guarantee Agreement, between ITT Hartford Group, Inc., as Guarantor, and Wilmington Trust Company, as Guarantee Trustee (incorporated herein by reference to Exhibit 4.14 to the Registrants' Form S-3 Registration Statement and Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 33-98014 under the Securities Act of 1933 (File No. 333-12617), as filed with the Securities and Exchange Commission on September 25, 1996).

4.05 Form of Certificate of __% Cumulative Quarterly Income Preferred Security (incorporated herein by reference to Exhibit 4.13 to the Registrants' Form S-3 Registration Statement and Post-Effective Amendment No. 1 to Form S-3 Registration Statement No. 33-98014 under the Securities Act of 1933 (File No. 333-12617), as filed with the Securities and Exchange Commission on September 25, 1996).